UNITED STATES
SECURITIES AND EXCHANGE COMMISSION

Washington, D.C.  20549

FORM 8-K

Current Report
Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): April 7, 2014

          WORTHINGTON INDUSTRIES, INC.
(Exact name of registrant as specified in its charter)

Ohio (State or other jurisdiction of incorporation)	1-8399 (Commission File Number)	31-1189815 (IRS Employer Identification No.)

200 Old Wilson Bridge Road, Columbus, Ohio (Address of principal executive offices)	43085 (Zip Code)
Registrant’s telephone number, including area code:	(614) 438-3210

                                                              Not Applicable
(Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 8.01.  Other Events.

Worthington Armstrong Venture is a 50%-owned joint venture in the form of a general partnership between Armstrong Ventures, Inc., a subsidiary of Armstrong World Industries, Inc., and The Worthington Steel Company, a subsidiary of Worthington Industries, Inc.  The Consolidated Financial Statements of Worthington Armstrong Venture as of December 31, 2012 and 2011 and for the years ended December 31, 2012, 2011 and 2010 were filed as Exhibit 99.1 to the Annual Report on Form 10-K of Worthington Industries, Inc. for the fiscal year ended May 31, 2013 (the “Worthington Form 10-K for Fiscal 2013”) in accordance with Section 3-09 of SEC Regulation S-X.  The Consolidated Financial Statements of Worthington Armstrong Venture as of December 31, 2013 and 2012 and for the years ended December 31, 2013, 2012 and 2011, which serve to update the Consolidated Financial Statements of Worthington Armstrong Venture filed with the Worthington Form 10-K for Fiscal 2013, are included with this Current Report on Form 8-K as Exhibit 99.1.

Item 9.01.     Financial Statements and Exhibits.

(a) through (c):  Not applicable.

(d) Exhibits:

The following exhibits are included with this Current Report on Form 8-K:

Exhibit No.	Description
23.1
Consent of Independent Auditor (KPMG LLP) with respect to Consolidated Financial Statements of Worthington Armstrong Venture as of December 31, 2013 and 2012 and for the years ended December 31, 2013, 2012 and 2011.

99.1	Worthington Armstrong Venture Consolidated Financial Statements as of December 31, 2013 and 2012 and for the years ended December 31, 2013, 2012 and 2011, with independent auditors’ report thereon.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

WORTHINGTON INDUSTRIES, INC.

Date: April 7, 2014	By: /s/ Dale T. Brinkman
Dale T. Brinkman, Vice President –
Administration, General Counsel and
Secretary